October 6, 2017

DREYFUS INTERMEDIATE MUNICIPAL BOND FUND, INC.

Supplement to Current Summary and Statutory Prospectuses

The following information supersedes and replaces the information contained in "Portfolio Management" in the fund's summary prospectus and "Fund Summary – Portfolio Management" in the fund's statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

The fund’s primary portfolio manager is Thomas Casey, a position he has held since November 2011.  Mr. Casey is a senior portfolio manager for tax sensitive strategies at Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus.  Mr. Casey also is an employee of Dreyfus.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the fund's statutory prospectus:

The fund's primary portfolio manager is Thomas Casey, a position he has held since November 2011.  Mr. Casey is a senior portfolio manager for tax sensitive strategies at Standish, where he has been employed since July 1993.  He also manages other national and state-specific municipal bond funds managed by Dreyfus, where he has been employed since December 2008.  Mr. Casey manages the fund in his capacity as an employee of Dreyfus.

0947STK1017